UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07143

T. Rowe Price Equity Series, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1: Report to Shareholders

New America Growth Portfolio	June 30, 2009

Highlights

• After a grueling start to the year, stocks staged an impressive rally beginning in March and ended the first half of 2009 with modest positive returns.

• The New America Growth Portfolio posted a strong gain for the six-month period ended June 30, 2009, outpacing the S&P 500 Index and its Lipper benchmark.

• Strong stock selection was the primary driver of the portfolio’s outperformance in the first half of the year.

• We remain optimistic that the economy and stock markets will show gradual improvement over the coming months and believe that our commitment to fundamental research will continue to serve our clients well over the long term.

The views and opinions in this report were current as of June 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price New America Growth Portfolio

Dear Investor

After a grueling start to the year, stocks staged an impressive rally beginning in March and ended the first half of 2009 with modest positive returns. Despite the less-than-robust equity markets environment, the New America Growth Portfolio posted strong gains that were well ahead of the S&P 500 and its Lipper peer group. While we cannot predict what the coming months will bring, we are cautiously optimistic that the economy is stabilizing and expect a gradual recovery to take hold as the economy improves over the coming quarters. Throughout the remainder of this letter, I’ll describe the market environment so far this year, discuss the portfolio in more detail, and close with my views on the next year or so.

Portfolio Performance

The New America Growth Portfolio significantly outperformed the S&P 500 Stock Index and the Lipper average in the six-month period ended June 30, 2009, as shown in the table above. Our results benefited from strong stock selection decisions across the board as well as sector allocation, especially in information technology, which was the portfolio’s largest overweight versus the S&P 500.

The New America Growth Portfolio has generated excellent results versus its Lipper peer group the variable annuity underlying multi-cap growth funds average. Lipper ranked the portfolio in the top 12% of its category for the one- and three-year periods ended June 30, 2009. (Based on cumulative total return, Lipper ranked the New America Growth Portfolio 17 out of 143, 14 out of 124, 34 out of 102, and 14 out of 36 funds in its multi-cap growth funds universe for the 1-, 3-, 5-, and 10-year periods ended June 30, 2009, respectively. Past performance cannot guarantee future results.)

Market Environment

The first six months of 2009 incorporated two very distinct periods. We opened the year to another gut-wrenching sell-off that lasted into early March—driven by lingering concerns over the weakening global economy, dysfunctional credit markets, the health of financial institutions, and rising unemployment. However, stocks staged an impressive three-month rally starting in the second-half of March and held those gains through the end of June to finish ahead for the six-month period. The first-half result was an unexpected but welcome reprieve after the traumatic decline in the second half of 2008.

There was no single catalyst for the market recovery late in the first quarter other than a growing sense that the “worst may be over.” After free-falling for much of the first quarter, the global economy seemed to stabilize at admittedly low levels. Credit markets began to function better and countless financial institutions raised more capital to fortify their balance sheets. While unemployment continued to rise, consumer confidence flattened out and even rose for a few months in the spring. Perhaps improving investor sentiment and stabilizing consumer confidence was all the market needed to stage a significant rally from depressed levels.

With the improving backdrop for stocks, investors’ appetite for risk returned in March. Accordingly, growth indices significantly outperformed value during the six-month period across all market capitalizations. Additionally, the best-performing S&P 500 sectors during the last six months were “riskier” groups such as information technology, materials, and consumer discretionary. At the same time, some of the worst-performing sectors were perceived as “safe havens,” such as telecommunication services, utilities, and consumer staples. It’s truly amazing how quickly things changed, as it was only six months ago that I wrote about heightened risk aversion throughout the market.

Portfolio Review

Looking at the portfolio’s first-half performance, three key things stand out. First, we benefited handsomely from the stocks bought at what I can now safely say were distressed prices during last fall’s meltdown. A few of these purchases are mentioned in more detail as top contributors. Second, sector positioning was a strong performance contributor during the period, as our holdings in areas of high exposure such as information technology and health care performed well and lower-exposure areas such as financials and telecommunications fared worse. Finally, stock selection was especially strong, and the portfolio benefited from names that wouldn’t be featured prominently in any benchmark, such as aerospace supplier Goodrich and dental distributor Henry Schein—both of which were among our 10 best contributors for the six-month period, as shown in the table on page 5. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

The portfolio’s three best contributors were Apple, Whole Foods Market, and Research In Motion. I significantly increased our exposure to Apple and Research In Motion during last fall’s sell-off. Both companies are benefiting from well-positioned products in the growing smartphone category of the handset market and both posted strong first-half results.

After recording a dismal 2008 performance, Whole Foods Market has bounced back nicely thus far in 2009 due to stabilizing sales trends and management’s strong execution, particularly with respect to profit margins. I continue to believe that Whole Foods is well positioned to take advantage of the growing trend toward organic and natural foods and should benefit nicely if the economy improves in the coming years.

The portfolio’s largest performance detractors during the six-month period were Gilead Sciences, Nintendo, and General Electric. However, each had only a modest negative impact on results for the period. The portfolio continues to hold a large position in HIV drugmaker Gilead, a more modest position in video game maker Nintendo, and we have eliminated GE from the portfolio.

Our two largest purchases during the first six months of the year were Wal-Mart and Monsanto. As shown in the 25 Largest Holdings table on page 4, we had a slightly larger position in Monsanto at the end of the reporting period. Monsanto primarily sells genetically engineered corn and soybean seed designed to help farmers realize higher crop yields. The need for productive crops is more important than ever as the demand for grains increases due to the rising global population and the growing use of ethanol, while fertile farmland is in shorter supply. When a short-term issue knocked the stock down to roughly half the level of a year ago, I decided to add aggressively to our existing position.

Wal-Mart should continue to benefit as consumers seek good values, a trend that is unlikely to go away anytime soon. The company has put up good results relative to other retailers and continues to grow even though it sells an astonishing $400 billion-plus worth of goods each year. Despite its solid fundamental performance, the stock is only marginally higher since the market lows in early March. We think it is a conservative investment that is attractively valued in the high $40s.

The portfolio’s most significant sale during the period was the elimination of Wyeth, which announced earlier in the year that it would be acquired by rival pharmaceutical company Pfizer. Given our view that there would be limited upside in Wyeth’s stock and the second-quarter sell-off in many health care companies, I decided to redeploy proceeds from Wyeth into some newer health care positions, including Baxter International, Express Scripts, and DaVita.

Outlook

The U.S. consumer remains under considerable stress and most of the world is still in recession. This environment pressures companies to cut expenses and eke out growth wherever possible. Some pundits say that “green shoots” are visible in parts of the economy, but I expect the economy to remain choppy through the end of the year. That said, and looking ahead to next year, I am now more optimistic about stocks than I was six months ago.

In overly simplistic terms, stock prices are driven by two fundamental forces—earnings and valuations. Both have been hammered for roughly a year now. While it is tough, if not impossible, to predict the timing, I think that in the coming years investors can look forward to a recovery in both earnings and valuations—as current stabilization turns to growth and the numerous crises of the past year slowly subside.

In particular, it is likely we will see an earnings recovery over the next year or two. Consider that the past year has been marked by a virtual collapse in end demand across many sectors and shrinking inventories throughout the economy. Profit margins fell as the economic downturn accelerated so quickly in the fall of 2008 that many companies struggled to adjust their cost structures. In some ways, these three issues were a perfect storm for earnings.

Between now and the end of next year, as confidence and credit markets continue to improve, we could see a pickup in demand and a modest rebuilding of inventories. In addition, most companies will likely be slow to increase their budgets, which should, for a time, lead to stronger-than-normal profitability and drive powerful earnings growth off of easy year-to-year comparisons.

The portfolio is positioned today as it has consistently been during my seven years as portfolio manager—broadly diversified and focused on high-quality, larger-capitalization growth companies. We continue to find attractive opportunities in areas such as health care, technology, business services, and energy/agriculture sectors that make up nearly two-thirds of the portfolio at the moment.

In closing, while we do not expect the portfolio to benefit in the near term from a tailwind from the global economy, I am growing more optimistic about stocks in the coming years. As always, I will try to make sure the portfolio is well positioned for the future. And although our year-to-date performance has been strong, we urge shareholders to remember that our investment process focuses on the long term, not six-month periods. This tenet should serve investors well over the long run. I am relentlessly focused on trying to deliver the best returns possible while appropriately managing risk. I look forward to updating you again at year-end.

Respectfully submitted,

Joseph M. Milano
Chairman of the portfolio’s Investment Advisory Committee

July 14, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

Risks of Stock Investing

The portfolio’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Glossary

Lipper averages: The average return of all portfolios in a particular category as tracked by Lipper Inc.

Russell 1000 Growth Index: An index that tracks the performance of large-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index: An index that tracks the performance of large-cap stocks with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

Performance and Expenses
T. Rowe Price New America Growth Portfolio

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price New America Growth Portfolio
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡
T. Rowe Price New America Growth Portfolio
June 30, 2009 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price New America Growth Portfolio
June 30, 2009 (Unaudited)
($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $68,009)	$ 72,809
Receivable for investment securities sold	371
Receivable for shares sold	104
Dividends and interest receivable	46
Cash	35
Other assets	10
Total assets	73,375
Liabilities	
Payable for investment securities purchased	607
Due to affiliates	71
Payable for shares redeemed	42
Total liabilities	720
NET ASSETS	**$ 72,655**
Net Assets Consist of:	
Undistributed net investment income	$ 3
Accumulated undistributed net realized loss	(12,094)
Net unrealized gain	4,800
Paid-in capital applicable to 4,629,148 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	79,946
NET ASSETS	**$ 72,655**
NET ASSET VALUE PER SHARE	**$ 15.70**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price New America Growth Portfolio
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price New America Growth Portfolio
(Unaudited)
($000s)

6 Months Ended 6/30/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets		
Operations		
Net investment income (loss)	$ 3	$ (109)
Net realized loss	(6,817)	(5,272)
Change in net unrealized gain (loss)	19,182	(28,931)
Increase (decrease) in net assets from operations	12,368	(34,312)
Distributions to shareholders		
Net realized gain	–	(3,544)
Capital share transactions*		
Shares sold	14,541	19,419
Distributions reinvested	–	3,544
Shares redeemed	(9,579)	(23,311)
Increase (decrease) in net assets from capital share transactions	4,962	(348)
Net Assets		
Increase (decrease) during period	17,330	(38,204)
Beginning of period	55,325	93,529
End of period	**$ 72,655**	**$ 55,325**
Undistributed net investment income	3	–
*Share information		
Shares sold	1,000	1,062
Distributions reinvested	–	280
Shares redeemed	(707)	(1,243)
Increase in shares outstanding	293	99

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price New America Growth Portfolio
June 30, 2009 (Unaudited)

T. Rowe Price Equity Series, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The New America Growth Portfolio (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 1994. The fund seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities. Further, fund management believes no events have occurred between June 30, 2009 and August 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $1,000 for the six months ended June 30, 2009.

New Accounting Pronouncement On January 1, 2009, the fund adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2009:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $32,540,000 and $30,422,000, respectively, for the six months ended June 30, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $3,844,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2008, the fund had $336,000 of unused capital loss carryforwards, all of which expire in fiscal 2016.

At June 30, 2009, the cost of investments for federal income tax purposes was $68,009,000. Net unrealized gain aggregated $4,800,000 at period-end, of which $8,345,000 related to appreciated investments and $3,545,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.85% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds. The Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale in terms of portfolio asset size to produce meaningful profit margin percentages. The Board concluded that the Manager’s profits from advising T. Rowe Price mutual funds were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. The Board noted that, under the Contract, the fund pays the Manager a single fee based on the fund’s assets and the Manager, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Contract provided for a reasonable sharing of benefits from any economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared the rate with fees and expenses of other comparable funds based on information and data supplied by Lipper. (For these purposes, the Board assumed the management fee rate was equal to the single fee less the fund’s operating expenses.) The information provided to the Board indicated that the fund’s management fee rate and expense ratio were at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2009